                                                                   Exhibit 10.11


                              EMPLOYMENT AGREEMENT

         This Agreement is dated as of August 12, 1999 by and between BSG Solutions, Inc., a Georgia corporatio (the "Company") and John R. McDougall
                                            -------
(the "Executive").
      ---------


                                   Recitals:
                                   --------

          A.  Thayer ITech Holdings, LLC ("Thayer IT"), Empyrean Group Holdings,
                                           ---------
Inc. (formerly Business Solutions Group, Inc.), a Delaware corporation

("Empyrean Holdings"), BSG Holdings, Inc. and the stockholders of BSG Holdings,
  -----------------
Inc. (the "Sellers"), have entered into a Recapitalization Agreement dated as of
           -------
August 11, 1999 (the "Recapitalization Agreement") providing for the
                      --------------------------
recapitalization of Empyrean Holdings and the purchase of certain shares of the capital stock of Empyrean Holdings from Sellers;

          B. Pursuant to the Recapitalization Agreement, the Executive, as an affiliate of a Seller, received a substantial portion of the purchase price paid by Thayer IT and Empyrean Holdings pursuant to the Recapitalization Agreement;

          C. Following the closing of the transactions contemplated by the Recapitalization Agreement, substantially all of the operating assets and liabilities of Empyrean Holdings have been contributed to the Company, a wholly-owned subsidiary of Empyrean Holdings;

          D. The Company and Empyrean Holdings recognize that Executive's services have contributed to the goodwill inherent in the Company's business, which goodwill constitutes a substantial asset of the Company purchased by Thayer IT and Empyrean Holdings;

          E. The Company and Empyrean Holdings have required Executive to enter into this Agreement as a condition precedent to the purchase of the Sellers' stock by Thayer IT and Empyrean Holdings pursuant to the Recapitalization Agreement;

          F. As an employee of the Company, Executive will be given access to or come into contact with certain proprietary and/or confidential information of the Company and Empyrean Holdings; and

          G. The Company and the Executive desire to enter into this Agreement to provide for the terms and conditions of the Executive's employment with the Company.

          NOW, THEREFORE, the parties hereto agree as follows:

       1.  Definitions.   As used herein, the following terms shall have the
           -----------
following meanings.

          "Board" means the Company's board of directors.
           -----

          "Business" means the business of providing information technology
           --------
consulting services in the United States of America.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
on which commercial banks are required or authorized to close in Atlanta, Georgia.

          "Cause" means (i) a material breach of this Agreement by the
           -----
Executive; (ii) the commission by the Executive of a felony, a crime involving theft, dishonesty or moral turpitude or any other act or omission which in the reasonable determination of the Board is likely to cause material harm to the standing and reputation of the Company or Empyrean Holdings; (iii) the Executive's substantial and repeated failure to report to work or perform his/her duties to the Company or Empyrean Holdings as determined by the Board in good faith other than by reason of death or Permanent Disability; (iv) the Executive's failure to comply with, failure to perform or disregard of the reasonable directives of the Board or violation of any statutory or common law duty of loyalty to the Company or Empyrean Holdings; or (v) any material misrepresentation or material non-disclosure by the Executive to the Board in connection with the performance of Executive's duties after the date hereof.
For purposes hereof, whether or not the Executive has committed an act or omission of the type referred to in subparagraphs (i) through (v) above will be determined by the Board in its reasonable discretion, based upon the facts known to the Board at the relevant time.

          "Companies" means collectively Empyrean Holdings, the Company and
           ---------
their Subsidiaries.

          "Confidential Information" shall have the meaning assigned to such
           ------------------------
term in the Recapitalization Agreement.

          "Permanent Disability" means the Executive is unable to perform, by
           --------------------
reason of physical or mental incapacity, his then duties or obligations to the Company, for a period of 60 consecutive days or a total period of 90 days in any 360-day period.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity, including a governmental entity or any department, agency or political subdivision thereof.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Subsidiary" means, with respect to any Person, any Person of which
           ----------
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in another Person if such Person or Persons shall be allocated a majority of the gains or losses of or shall be or control the managing director or a general partner of such other Person.

          2.  Employment. The Company agrees to employ the Executive, and the
              ----------
Executive hereby accepts employment with the Company on a full-time basis consistent with the Executive's position and duties, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in Section 2(c) (the "Employment Period").
                                                    -----------------

          (a)  Position and Duties.
               -------------------

               (i) During the Employment Period, the Executive shall serve as President of the Company and Group President of Systems Engineering and Executive shall have the duties, responsibilities and authority that designated by the Board and the Company's Chairman, subject to the direction and supervision of the Company's Chairman and the Company's Board. Notwithstanding the foregoing, it is agreed and understood that Executive's primary responsibility shall be to the business of the Company with the Executive spending such amount of time devoted to the business of Empyrean Holdings as is mutually agreed on from time to time by the Executive and the Company.

               (ii) The Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Companies. The Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

          (b)  Salary and Benefits.
               -------------------

               (i) During the Employment Period, Executive's base salary shall be $180,000 per year (such annual salary, as it may be adjusted upward by the Board in its discretion, being referred to as the "Base Salary"). The Base
                                                   -----------
Salary shall be payable in regular installments in accordance with the Company's general payroll practices, shall be subject to customary withholding and may be increased (but not decreased) at the discretion of the Board.

               (ii) In addition to the Base Salary, Executive will be eligible for and shall be eligible to receive an annual cash incentive bonus payment for each fiscal year of up to $75,000 (each, a "Performance Bonus"), commencing with
                                            -----------------
the fiscal year ending December 31, 1999 (prorated for such year based on the number of days elapsed in such year from the date hereof until December 31,
1999) in an amount to be determined by the Company's Board.

               (iii) The Company will reimburse Executive for all reasonable travel and other expenses incurred by Executive in connection with the performance of his duties and obligations under this Agreement. Executive shall comply with such reasonable limitations and reporting requirements with respect to expenses as may be established by the Company from time to time.

               (iv) In addition, Executive will be entitled to participate in all compensation or employee benefit plans or programs and receive all benefits and perquisites for which salaried employees of the Company generally are eligible under any plan or program now or established later by the Company on the same basis as similarly situated senior executives of the Companies. Executive will participate to the extent permissible under the terms and provisions of such plans or programs, in accordance with program provisions. Nothing in this Agreement will preclude the Company from amending or terminating any of the plans or programs applicable to salaried employees or senior executives as long as such amendment or termination is applicable to all salaried employees or senior executives, as the case may be, so long as such plans or programs are replaced with plans no less favorable, in the aggregate, than existing plans.

           (c) Term. The Employment Period shall initially extend until August
               ----
12, 2002 but shall be extended for an additional one-year period on each anniversary date of the date hereof after August 12, 2002 unless either the Company or Executive gives the other prior written notice of its or his intention not to further extend the term of Executive's employment; provided that Executive's employment shall terminate prior to such date (x) upon Executive's death or Permanent Disability or (y) upon resolution of the Board, with or without Cause.

           (d) Severance.  If Executive's employment with the Company is
               ---------
terminated by the Company without Cause, the Executive shall be entitled to (i) receive an amount equal to the greater of (a) Executive's Base Salary from the date of termination until the expiration of the first anniversary of the date hereof or (b) Executive's Base Salary for nine (9) months following the date of such termination and (ii) for the 9-month period following the date of such termination, all health care benefits to which he was previously entitled. All amounts payable to Executive pursuant to this provision shall be payable, as determined by the Board in its discretion, either in one lump sum payment within 30 days of the date of such termination or in regular installments in accordance with the Company's regular payroll practices and subject to customary withholding. The Executive hereby agrees that no severance compensation shall be payable in the event of termination for Cause or by resignation, death or Permanent Disability and the Executive hereby waives any claim for severance compensation except as set forth in this Section 2(d).

          (e) Termination or Reduction of Severance. If Executive breaches any
              -------------------------------------
of the provisions of Section 5 or Section 6 hereof and if Executive fails to cure such breach, in all material respects, within 15 days after the Company has given to Executive notice of such breach, the Company shall no longer be obligated to make any payments pursuant to Section 2(d) above.

      3.  Representations and Warranties of the Executive.
          -----------------------------------------------

              (i)  The Executive:

                   (1) has not been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                   (2) is not currently subject to any state administrative enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years; or

                   (3) is a citizen of the United States of America and resident of the State of Georgia.

              (ii) This Agreement constitutes the legal, valid and binding obligations of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject.

     4.   Representations and Warranties of the Company.   The Company hereby
          ---------------------------------------------
represents and warrants to the Executive that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, and the fulfillment of and compliance with the respective terms hereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

     5.   Confidentiality and Ownership.
          -----------------------------

          (a) Information.  The Executive agrees that, except to the extent
              -----------
required by applicable law, statute, ordinance, rule, regulation or orders of courts or regulatory authorities, he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Executive's acts or omissions to act. The Executive shall deliver to the Company at the termination of such Executive's employment, or at any other time the Board may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) and the business of the Companies which he may then possess or have under his control.

          (b) Inventions and Patents.  The Executive agrees that all inventions,
              ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Companies' actual or firmly planned business, research and development or existing or future products or services and which are conceived, developed or made by the Executive prior to the date hereof while employed by the Company ("Work Product") belong to the Companies. The Executive will promptly disclose such Work

Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Executive's employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     6.   Non-compete, Non-solicitation.
          -----------------------------

          (a) The Executive acknowledges that in the course of his employment with the Company he has become familiar, and he will become familiar, with the Company's trade secrets and with other Confidential Information and that his services have been and will be of special, unique and extraordinary value to the Company. Therefore, the Executive agrees that he shall not, during the time period ending on the later of (i) the fourth anniversary of the date hereof or
(ii) 18 months after the Termination of Executive's employment hereunder (the "Covenant Period"), directly or indirectly own, operate, manage, control,
----------------
participate in, consult with, advise, or engage in services for any Person engaged in the Business in competition with the Business or in any manner engage in any start up of a business (including by himself or in association with any person, firm, corporate or other business organization or through any other entity) in competition with the Business as in existence on the date of Termination of the Executive's employment or the Business that will be engaged in by the Companies within three months after the date of such Termination pursuant to firm plans of the Companies in effect as of the date of Termination, within the United States, Canada & Mexico. Nothing herein shall prohibit the Executive from being a passive owner of not more than 5% of the outstanding stock or equity of a Person which is publicly traded, so long as the Executive has no active participation in the business of such Person.

          (b) During the Covenant Period, the Executive shall not directly or indirectly through another entity (i) directly induce or attempt to induce any employee of or independent contractor to the Company or, to the extent known by the Executive, the other Companies, to leave the employ of or breach contracts with the Companies, or in any way deliberately interfere with the relationship between the Companies and any employee thereof, including without limitation, inducing or attempting to induce any union, employee or group of employees to interfere with the Business or operations of any of the Companies, (ii) hire any person who was an employee of the Company or any executive officer of any of the Companies at any time within the six month period prior to the date the Executive employs or seeks to employ such person, or (iii) induce or attempt to induce any customer, supplier, distributor, franchisee, licensee or other business relation of the Company or, to the extent known by the Executive, the other Companies, to cease doing business with any of the Companies, or in any way deliberately interfere with the relationship between any such customer, supplier, distributor, franchisee, licensee or business relation and the Companies.

          (c) The Executive agrees that: (i) the covenants set forth in this
Section 6 are reasonable in geographical and temporal scope and in all other respects, (ii) the Company would not have entered into this Agreement but for the covenants of the Executive contained herein, and (iii) the covenants contained herein have been made in order to induce the Company to enter into this Agreement.

          (d) If, at the time of enforcement of this Section 6, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

          (e) The Executive recognizes and affirms that in the event of his material breach of any provision of this Section 6, money damages would be inadequate and the Company would have no adequate remedy at law. Accordingly, the Executive agrees that in the event of a breach or a threatened breach by the Executive of any of the provisions of this Section 6, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

     7.    Liquidated Damages and Pledge of Collateral.
           --------------------------------------------

          (a) Executive, as an employee of the Company, understands that (i) Executive's services have contributed to the goodwill inherent in the Company's business, which goodwill constitutes a substantial asset of the Company purchased by Empyrean Holdings and (ii) Executive's continued employment with the Company following the Closing Date is of vital importance to the Company. In consideration for the purchase price paid to Executive pursuant to the Recapitalization Agreement, Executive agrees that, subject to the provisions of
Section 7(b) below, in the event that either Executive is terminated by the Company for Cause or Executive resigns for any reason, then Executive shall be required to pay to the Company upon the date of Executive's actual termination (such date referred to as the "Termination Date"), the amount determined in accordance with the following schedule as liquidated damages (the "Damages"):

          Occurrence of Termination Date                   Damages Amount
          ------------------------------                   --------------
          On or prior to the first anniversary             $350,000.00
          of the date hereof

          After the first anniversary and on               $250,000.00
          or prior to the second anniversary of
          the date hereof

          After the second anniversary and on or           $150,000.00
          prior to the third anniversary of the
          date hereof;

          provided, however the termination of this Agreement due to the death or the Permanent Disability of the Executive (as determined by the Board in its good faith judgment) shall not be deemed to be a resignation by Executive.

          (b) The Company and the Executive agree that the Company's first recourse for non-payment of any Damages payable by the Executive pursuant to the provisions set forth above shall be to the "Collateral" (as defined in paragraph
(e) below). The Company and the Executive further agree that the value of the Collateral to be surrendered in payment of any Damages shall be determined based on the "Collateral Valuation" determination provided in the Pledge Agreement (as defined in paragraph (e) below).

          (c) Executive and the Company agree that it is impossible to determine with any reasonable accuracy the amount of prospective damages to either party upon breach of this Agreement by the other. The Executive and the Company further agree that the damages set forth above are reasonable, and not a penalty, based upon the facts and circumstances of the parties at the time of entering this Agreement, and with due regard to future expectations.

          (d) If the Executive's employment hereunder is terminated by the Company without Cause or is terminated due to the death or Permanent Disability of the Executive, then the Executive shall not be required to pay any Damages and shall be entitled to the return and release of all Collateral (as defined below).

          (e) As collateral for Executive's obligations under this Agreement, Executive agrees to enter into that certain Pledge Agreement attached hereto as Exhibit A (the "Pledge Agreement") in which Executive agrees to pledge to the
---------
Company the Pledged Shares (as defined in the Pledge Agreement) attached to the Pledge Agreement; provided, however, that the Pledged Shares and/or the proceeds received after the sale of such Pledged Shares in accordance with the Pledge Agreement and such other collateral as allowed under the Pledge Agreement (collectively, the "Collateral") shall be in an aggregate value at the Closing Date equal to the Damages. In the event that the Executive does not pay the Damages payable as determined in accordance with the schedule set forth in Section 7(a) above within 30 days following the Termination Date, the Company shall have the right to take legal possession and ownership of an equivalent portion of the Collateral (as determined in the Pledge Agreement).

          (f) In the event the Executive resigns within 30 days following either
(i) a Change in Control (defined below) or (ii) an event constituting Good Reason (defined below), the Executive shall not be required to pay any Damages and shall be entitled to the prompt return and release of all Collateral.

               (i) "Change of Control" as used herein shall be deemed to have occurred if:

                    (A) Any "Person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 ("Exchange Act") as modified and used in Sections 13(b) and 14(b) of the Exchange Act) other than Thayer ITech Holdings, L.L.C. ("Thayer")), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Empyrean Holdings or the Company representing more than 50% of the combined voting power of Empyrean Holdings' or the Company's then outstanding voting securities;

                    (B) The stockholders of Empyrean Holdings or the Company approve a merger or consolidation of Empyrean Holdings or the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of Empyrean Holdings or the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent company) 50% or more of the combined voting power of the voting securities of Empyrean Holdings, the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or

                    (C) The stockholders of Empyrean Holdings or the Company approve a plan of complete liquidation of Empyrean Holdings or the Company or an agreement for the sale or disposition by Empyrean Holdings or the Company of all or substantially all of Empyrean Holdings' or the Company's assets (or any transaction having a similar effect) other than such a sale or disposition to Thayer or its Affiliates.

               (ii)      "Good Reason" as used herein shall mean:

                    (A) Any material and permanent reduction in Executive's title, position or responsibilities such that Executive is no longer an executive or manager of the Company or its successor, or

                    (B) The relocation of Executive's office at which he is to perform his duties to a location more than 30 miles from the location of which the Executive performed his duties immediately following the acquisition of Empyrean Holdings by Thayer, except for required travel on Empyrean Holdings' business to an extent reasonably consistent with his business travel obligations prior to the acquisition of Empyrean Holdings by Thayer.

     8.   Notices.  All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with a confirmation of receipt and accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

               To the Company:
               --------------

               c/o Empyrean Group Holdings, Inc.
               8300 Boone Boulevard, Suite 250
               Vienna, VA  22182
               Fax:  (703) 790-9033
               Attn:  Stuart C. Johnson, CEO

               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Thayer Capital Partners
               1455 Pennsylvania Avenue
               Suite 350
               Washington, DC  20004
               Fax:   202-371-0391
               Attn:  Robert Michalik
               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Hogan & Hartson, LLP
               555 Thirteenth Street, N.W.
               Washington, D.C. 20004-1109
               Fax:   202-637-5910
               Attn:  Christopher J. Hagan

               To the Executive:
               ----------------

               c/o Business Solutions Group, Inc.
               284 S. Main Street
               Suite 700
               Alpharetta, Georgia  30004
               Fax:  770-360-5520

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     9.   Miscellaneous.
          -------------

          (a) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (b) Complete Agreement.  This Agreement and the agreements referred to
              ------------------
herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof.

          (c) Waiver of Jury Trial.  The parties to this Agreement each hereby
              --------------------
waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          (d) Counterparts; Facsimile Transmission.  This Agreement may be
              ------------------------------------
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile transmission.

          (e) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Executive, the Company, and their respective successors and assigns.

          (f) Governing Law.  All issues concerning this Agreement shall be
              -------------
governed by and construed in accordance with the laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Georgia.

          (g) Remedies.  Each of the parties to this Agreement will be entitled
              --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of the Company and the Executive.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              BSG SOLUTIONS, INC.


                              By:  /s/ Stuart C. Johnson
                                   ----------------------------------
                              Its:  Stuart C. Johnson
                                    Chairman



                              /s/ John R. McDougall
                              ---------------------------------------
                              John R. McDougall